Commitments, contingencies and litigations	12 Months Ended
Dec. 31, 2025
Commitments, Contingencies And Litigations [Abstract]
Commitments, contingencies and litigations	Commitments, contigencies and litigations
Commitments
The Company has identified the following off-balance sheet commitments as of December 31, 2025:
•non-cancellable purchase commitments as of December 31, 2025 for a total of €4,994 thousand with various suppliers notably contract research organizations (CRO) or contract manufacturing organizations (CMO). These commitments are comprised of non-cancellable purchase orders for the supply of various services in relation with preclinical work for an amount of €1,879 thousand and clinical work for an amount of €3,115 thousand. The execution and billing of these has not yet started as of December 31, 2025;
•On July 3, 2017, Innate Pharma borrowed from the bank Société Générale in order to finance the construction of its future headquarters. As security for the loan, Innate pledged collateral in the form of financial instruments held at Société Générale amounting to €15.2 million. The security interest on the pledged financial instruments will be released in accordance with the following schedule: €4,200 thousand in July 2024, €5,000 thousand in August 2027 and €6,000 thousand in August 2031. Furthermore, under the loan, Innate is subject to a covenant that its total cash, cash equivalents and current and non-current financial assets as of each fiscal year end will be at least equal to the amount of outstanding principal under the loan. As of December 31, 2025, the remaining capital of this loan amounted to €7,634 thousand. As expected, €4,200 thousand was released on July 2024. The Company was in compliance with this covenant as of December 31, 2025;
•The Company has entered into indemnification agreements with its directors & officers (the « Beneficiaries »), under which (1) Company will provide to the Beneficiaries the benefit of one or more director and officer (“D&O”) insurance policies and (2) if not indemnifiable under the D&O insurance policy, the Beneficiary shall be compensated for any indemnifiable claim by the Company to the fullest extent permitted by law.
Licensing and collaboration agreements
Commitments related the Company’s licensing and collaboration agreements are disclosed in Note 1.1 and 6.
Contingencies and litigations
The Company is exposed to contingent liabilities relating to legal actions before the labor court or intellectual property issues happening in the ordinary course of its activities. Each pre-litigation, known litigation or procedure in ordinary course the Company is involved in was analyzed at the closing date after consultation of advisors.
Provisions
Provisions amounted to €774 thousand, €481 thousand and €3,811 thousand as of December 31, 2023, 2024 and 2025, respectively.
As of December 2025, these provisions mainly include a provision for restructuring of €2,889 thousand. On September 17, 2025, the company announced a restructuring of its organization in connection with the strategic decision to focus its investments on what it considers to be its highest-value clinical assets, IPH4502, lacutamab, and monalizumab. The plan was approved by the DREETS (Regional Direction for Employment, Labor, and Social Action) in December 2025 and will be implemented in the first quarter of 2026. A provision has therefore been set aside. It includes payment commitments to employees and the costs of accompanying measures,
As of December 31,2025, provisions also includes provision for employer contribution in respect of the grants of employee equity instruments for an amount of €550 thousand (€394 thousand in 2024 and €566 thousand in 2023)
In accordance with IFRS 2, when a Company decides to provide its employees with shares bought back on the market, a provision has to be recognized upon the decision to allocate free shares that are spread over the vesting period when the plan conditions actions for employees when they join the Company at the end of the plan.